SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2010

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street, St. Louis, MO	63103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 4, 2010, Sigma-Aldrich Corporation management will be making a presentation to shareholders in St. Louis, Missouri. A related written presentation is furnished as Exhibit 99.1 hereto. The information in the presentation may only be accurate as of the date hereof and is subject to change. The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.

This webcast can be accessed at Sigma-Aldrich Corporation’s web site at http://investor.sigmaaldrich.com/.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2010

SIGMA-ALDRICH CORPORATION

By:	/s/ KIRK A. RICHTER
Kirk A. Richter, Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation for May 4, 2010 Annual Meeting of Shareholders.